UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 1, 2011
O’CHARLEY’S INC.
(Exact name of registrant as specified in its charter)

Tennessee	0-18629	62-1192475

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

3038 Sidco Drive
Nashville, Tennessee	37204

(Address of principal executive offices)	(Zip Code)
(615) 256-8500

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits

SIGNATURES
EXHIBIT INDEX

EX-99.1 O’Charley’s Inc. Pro Forma Consolidated Statements of Operations (unaudited)
EX-99.1

Item 7.01 Regulation FD Disclosure.
     On April 1, 2011, O’Charley’s Inc. (the “Company”) posted to its corporate website at www.ocharleysinc.com certain unaudited statements of operations for the quarterly periods ended April 18, 2010, July 11, 2010, October 3, 2010, and December 26, 2010, and the fiscal year ended December 26, 2010. These unaudited statements of operations are presented on a pro forma basis to exclude results from discontinued operations resulting from the closing of certain restaurants as disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 13, 2010.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     A copy of pro forma unaudited consolidated statements of operations is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information set forth in Item 7.01 herein and in the attached Exhibit 99.1 shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Securities and Exchange Act of 1934, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

O’CHARLEY’S INC.
By:	/s/ R. Jeffrey Williams
R. Jeffrey Williams
Interim Chief Financial Officer and Treasurer

Date: April 1, 2011

EXHIBIT INDEX

Exhibit
Number	Description

99.1	O’Charley’s Inc. Pro Forma Consolidated Statements of Operations (unaudited)